Oppenheimer Global Allocation Fund

Oppenheimer Global Multi-Alternatives Fund

Oppenheimer Global Multi-Alternatives Fund/VA

Oppenheimer Global Multi-Asset Growth Fund

Oppenheimer Global Multi-Asset Income Fund

Supplement dated February 27, 2018 to the

Summary Prospectus, Statutory Prospectus and Statement of Additional Information

This supplement amends the Summary Prospectus, Statutory Prospectus and Statement of Additional Information of each of the above-referenced funds (each, a "Fund"), and is in addition to any other supplements.

Effective immediately, all references to Mark Hamilton and Dokyoung Lee in each of the Summary Prospectus, Statutory Prospectus and Statement of Additional Information are deleted.

You should read this supplement in conjunction with the Summary Prospectus, Statutory Prospectus and Statement of Additional Information and retain it for future reference.

February 27, 2018	PS0000.184